Exhibit 10.3

EXECUTION COPY

[ANR Receivables Funding, LLC]

FIRST AMENDMENT

TO

THE SECOND AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 21, 2011, is entered into by and among the following parties:

(i)                                   ANR RECEIVABLES FUNDING, LLC, a Delaware limited liability company (the “Seller”);

(ii)                                ALPHA NATURAL RESOURCES, LLC, a Delaware limited liability company, as Servicer (the “Servicer”);

(iii)                             WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser, as an LC Participant and as a Purchaser Agent;

(iv)                            MARKET STREET FUNDING LLC, a Delaware limited liability company, as a Related Committed Purchaser and as a Conduit Purchaser; and

(v)                               PNC BANK, NATIONAL ASSOCIATION, as LC Bank, as an LC Participant, as a Purchaser Agent and as Administrator.

Capitalized terms used but not otherwise defined herein (including such terms used in the foregoing preamble) have the respective meanings assigned thereto in the Receivables Purchase Agreement defined below.

BACKGROUND

1.                                      The parties hereto have entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of October 19, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

2.                                      The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

3.                                      Concurrently herewith, the Seller and the Originator are entering into that certain First Amendment to the Purchase and Sale Agreement (the “PSA Amendment”).

4.                                      Concurrently herewith, the Originator and each Transferor are entering into that certain First Amendment to the Sale Agreement (the “SA Amendment”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Certain Amendments to the Receivables Purchase Agreement.  The Receivables Purchase Agreement is hereby amended as follows:

1.1                       The definition of “Affiliate Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:

“Affiliate Receivable” means, at any time, (i) any indebtedness and other obligations owed to Alpha Appalachia Holdings, Inc. (formerly known as Massey Energy Company) or any Subsidiary of Alpha Appalachia Holdings, Inc. arising from the sale of coal by or on behalf of Alpha Appalachia Holdings, Inc. or any Subsidiary of Alpha Appalachia Holdings, Inc.; other than any indebtedness or other obligations owed to the Originator, any Transferor or the Seller and (ii) any Receivable that then constitutes an “Excluded Receivable” under and as defined in the Purchase and Sale Agreement.

1.2                       The following new clause (l) is added to the end of Section 2 of Exhibit IV to the Receivables Purchase Agreement:

(l)            As used in this clause, “Schedule of Excluded Receivables” and “Excluded Receivables” have the meanings assigned to such terms in the Purchase and Sale Agreement.  The Servicer shall at all times maintain a Schedule of Excluded Receivables in sufficient detail to identify all Excluded Receivables and to segregate such Excluded Receivables from the Pool Receivables and shall deliver the Schedule of Excluded Receivables to the Administrator, any Purchaser or any Purchaser Agent promptly (but not later than one (1) Business Day) following such Person’s request therefor.  In addition, the Servicer shall include a copy of the Schedule of Excluded Receivables in each Information Package delivered by the Servicer from time to time hereunder.

SECTION 2.                            Further Amendment to the Receivables Purchase Agreement.  The definition of “Settlement Date” set forth in Exhibit I to the Receivables Purchase Agreement is replaced in its entirety with the following:

“Settlement Date” means (i) solely with respect to September, October, November and December of 2011 and January and February of 2012 (and, for the avoidance of doubt, not with respect to any calendar month thereafter), the 30th day of each calendar month (or solely with respect to February 2012, the 29th day of such calendar month) (or if such day is not a Business Day, the next occurring Business Day), and (ii) for all other calendar months, the 23rd day of each calendar month (or if such day is not a Business Day, the next occurring Business Day); provided, that on and after the occurrence and continuation of any Termination Event, the Settlement Date shall be the date selected as such by the Administrator (with the consent or at the direction of the Majority Purchaser Agents) from time to time (it being understood that the Administrator (with the consent or at the direction of the Majority Purchaser Agents) may select such Settlement Date to occur as frequently as daily) or, in the absence of any such selection, the date which would be the Settlement Date pursuant to this definition.

SECTION 3.                            Additional Amendments to the Receivables Purchase Agreement.  The Receivables Purchase Agreement is hereby amended as follows:

3.1                       The last sentence of Section 1(h) of Exhibit III to the Receivables Purchase Agreement is hereby replaced in its entirety with the following:

The office where the Seller keeps its records concerning the Receivables is at the address of such party set forth on Schedule V hereto.

3.2                       Schedule V to the Receivables Purchase Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

SECTION 4.                            Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:

(a)                                 Representations and Warranties.  After giving effect to this Amendment, the representations and warranties made by such Person under the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)                                  No Default. After giving effect to this Amendment and the transactions contemplated hereby, (i) no Termination Event or Unmatured Termination Event exists or shall exist and (ii) the Purchase and Sale Termination Date (as defined in the Purchase and Sale Agreement) has not occurred.

SECTION 5.                            Consents.  Each of the Purchasers, the Purchaser Agents and the Administrator hereby consents to the PSA Amendment.

SECTION 6.                            Waiver and Limitations.

(a)                                 The Seller and the Servicer hereby advise the Administrator, each Purchaser and each Purchaser Agent (collectively, the “Waiving Parties”) that on or about December 1, 2011, each of the Seller, the Originator and each Transferor changed the location (or solely with respect to each Transferor, one of the locations) where such Person keeps its respective records concerning the Receivables to the location set forth on Exhibit B attached hereto (i) without providing 30 days’ prior written notice to the Administrator and each Purchaser Agent of such change, as required pursuant to Section 6.1(e) of the Sale Agreement and Section 6.1(h) of the Purchase and Sale Agreement and (ii) in violation of Section 1(h) of Exhibit III of the Receivables Purchase Agreement (such events, collectively, the “Location Breach”).  Each of the Waiving Parties hereby agrees to irrevocably waive each of the Location Breaches as well as any Termination Event or Unmatured Termination Event that has occurred and is continuing solely and directly from any Location Breach.

(b)                                 Limitations.  Except as expressly set forth in clause (a) above, none of the Waiving Parties are hereby waiving, and none have agreed to waive in the future (i) the breach of any provisions of the Receivables Purchase Agreement or any other Transaction Document (including, without limitation, any future Location Breach), (ii) any Termination Event or Unmatured Termination Event or (iii) any rights or remedies in respect of any such breach, Termination Event, Unmatured Termination Event or any other event or circumstance.

SECTION 7.                            Authorization to File Financing Statements.  Each of the parties hereto hereby consent to the filing on or after the date hereof of each of the UCC-3 financing statement amendments in the form of Exhibit C attached hereto.

SECTION 8.                            Effect of Amendment.  All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement or any other Transaction Document other than as set forth herein.

SECTION 9.                            Costs and Expenses.  The Seller agrees to pay on demand all costs and expenses of the Administrator, each Purchaser and each Purchaser Agent (including, without limitation, counsel fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby.

SECTION 10.                     Amendment is a Transaction Document.  For the avoidance of doubt, this Amendment shall constitute a Transaction Document for all purposes.

SECTION 11.                     Effectiveness.  This Amendment shall become effective, (a) solely with respect to Section 1 hereof, as of October 19, 2011, upon receipt by the Administrator of the following, in each case, in form and substance acceptable to the Administrator:

(i)                                     counterparts of this Amendment (including facsimile or electronic copies) duly executed by each of the parties hereto;

(ii)                                  copies of the Schedule of Excluded Receivables referenced in Section 1.2 above as of the last day of each of September 2011, October 2011 and each of the other months thereafter, if any, for which an Information Package with respect thereto would be due pursuant to Sections 1(a)(ii) and 2(a)(i) of Exhibit IV to the Receivables Purchase Agreement;

(iii)                               copies of revised Information Packages for each of the calendar months of September 2011, October 2011 and each of the other months thereafter, if any, for which an Information Package with respect thereto would be due pursuant to Sections 1(a)(ii) and 2(a)(i) of Exhibit IV to the Receivables Purchase Agreement;

(iv)                              copies of Schedule VI to the Purchase and Sale Agreement as of October 19, 2011 and the last day of each of September 2011, October 2011 and each of the other months thereafter, if any, for which an Information Package with respect thereto would be due pursuant to Sections 1(a)(ii) and 2(a)(i) of Exhibit IV to the Receivables Purchase Agreement; and

(v)                                 counterparts of the PSA Amendment and SA Amendment (including facsimile or electronic copies) duly executed by each of the parties thereto;

(b)                                 solely with respect to Section 2 hereof, as of October 19, 2011, upon receipt by the Administrator of counterparts of this Amendment (including facsimile or electronic copies) duly executed by each of the parties hereto; and

(c)                                  otherwise, as of the date hereof, upon receipt by the Administrator of counterparts of this Amendment (including facsimile or electronic copies) duly executed by each of the parties hereto.

SECTION 12.                     Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 13.                     Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 14.                     Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement, any other Transaction Document or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ANR RECEIVABLES FUNDING, LLC, as Seller

By:	/s/ G. Scott Cole
Name:	G. Scott Cole
Title:	Treasurer

First Amendment to the Second Amended

and Restated Receivables Purchase Agreement

(ANR Receivables Funding, LLC)

ALPHA NATURAL RESOURCES, LLC, as Servicer

By:	/s/ G. Scott Cole
Name:	G. Scott Cole
Title:	Vice President and Treasurer

First Amendment to the Second Amended

and Restated Receivables Purchase Agreement

(ANR Receivables Funding, LLC)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser, as an LC Participant and as a Purchaser Agent

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Vice President

First Amendment to the Second Amended

and Restated Receivables Purchase Agreement

(ANR Receivables Funding, LLC)

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser and as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

First Amendment to the Second Amended

and Restated Receivables Purchase Agreement

(ANR Receivables Funding, LLC)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

First Amendment to the Second Amended

and Restated Receivables Purchase Agreement

(ANR Receivables Funding, LLC)

Acknowledged and Agreed to by:

ALPHA NATURAL RESOURCES, INC., a Delaware corporation, as Performance Guarantor under that certain Second Amended and Restated Performance Guaranty, dated as of October 19, 2011

By:	/s/ Vaughn R. Groves
Name:	Vaughn R. Groves
Title:	Executive Vice President, General Counsel and Secretary

First Amendment to the Second Amended

and Restated Receivables Purchase Agreement

(ANR Receivables Funding, LLC)

EXHIBIT A

SCHEDULE V

ADDRESSES FOR NOTICES

ANR RECEIVABLES FUNDING, LLC

Address:	P.O. Box 16429
One Alpha Place
Bristol, VA 24209

Attention:  General Counsel

Telephone:  (276) 619-4410

Facsimile:  (276) 623-4321

with a copy to:

Alpha Natural Resources, LLC

P.O. Box 16429

One Alpha Place

Bristol, VA 24209

Attention:  General Counsel

Telephone:  (276) 619-4410

Facsimile:  (276) 623-4321

ALPHA NATURAL RESOURCES, LLC

Address:	P.O. Box 16429
One Alpha Place
Bristol, VA 24209

Attention:  General Counsel

Telephone:  (276) 619-4410

Facsimile:  (276) 623-4321

Schedule V-1

EXHIBIT B

LOCATION OF BOOKS AND RECORDS

P.O. Box 16429

One Alpha Place

Bristol, VA 24209

EXHIBIT C

UCC-3 FINANCING STATEMENT AMENDMENTS

[attached]